2018 SECOND QUARTER RESULTS NASDAQ: FULT D A T A A S O F J U N E 3 0 , 2 0 1 8 U N L E S S O T H E R W I S E N O T E D

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements with respect to the Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, they are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward- looking statements related to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2017 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, which have been filed with the Securities and Exchange Commission and are available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

SECOND QUARTER RESULTS Net income per diluted share: $0.20 in 2Q18, 28.6% decrease from 1Q18 and 23.1% decrease from 2Q17. Pre-Provision Net Revenue(1): $73.4 million, 18.2% increase from 1Q18 and 16.7% increase from 2Q17 Linked Quarter Loan and Core Deposit Growth: 0.7% increase in average loans, while average demand and savings deposits increased 0.6% Net Interest Income & Margin: Net interest income increased 3.1%, reflecting the impact of a 4 basis point increase in net interest margin and balance sheet growth Non-Interest Income(2) & Non-Interest Expense: 7.1% increase in non-interest income and 2.4% decrease in non- interest expense Asset Quality: $29.1 million increase in provision for credit losses, driven by a $36.8 million addition to provision for credit losses related to one commercial relationship. Year-over-Year Loan and Core Deposit Growth: 4.2% increase in average loans and 3.1% increase in average demand and savings deposits Net Interest Income & Margin: 10.2% increase in net interest income, reflecting the impact of a 10 basis point increase in net interest margin and balance sheet growth Non-Interest Income(2) & Non-Interest Expense: 3.6% decrease in non-interest income and 0.5% increase in non- interest expense Asset Quality: $26.4 million increase in provision for credit losses, for reasons noted above (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reason for using the measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. (2) Excludinginvestment securities gains. 3

Change from 2Q18 1Q18 2Q17 INCOME STATEMENT SUMMARY (dollars in thousands, except per-share data) Net Interest Income 156,067 $ 4,749 $ 1 4,504 Provision for Credit Losses 3 3,117  N e t In c2om9e,o1f 4$375.2 mil lio n , 2 8 .9 % d e2cr6ea,s4e f1ro7m 1Q18 and 22.6% Non-Interest Income 4 9,090 de c r e as e 3 fr,o2m 32Q417. (1,845) Securities Gains 4 (15) (1,432) Non-Interest Expense 133,345  N e t I n te( r3es,t 3Inc1om6e) 650 Income before Income Taxes 3 8,699 (17,863) (15,840)  From 1Q18: Increase of 3.1%, driven by loan and deposit growth and the Income Taxes 3,502 (3,580) (5,570) impact of a 4 basis point increase in NIM Net Income $ 35,197 $ (14,283) $ (10,270)  From 2Q17: Increase of 10.2%, driven by loan growth and the impact of a ten basis point increase in NIM Net income per share (diluted) $ 0.20 $ (0.08) $ (0.06)  Provision for Credit Losses (1) ROA 0.70%  2Q 18 (in0clu.d3ed1 a% $36).8 m il li on p ro v is io( n0 fo.r2 cr4ed%it lo)sses related to one commercial relationship and a $3.7 million negative provision for credit ROE (2) 6.28% lo s se s( , m2a.in7ly4 d%ue t)o pay o f fs o f c e rt ai( n2 lo.a0ns8 th%at h)ad allowance for credit loss allocations in prior periods and improving overall credit (3) metrics ROE (tangible) 8.23% ( 3.62%) ( 2.83%) Efficiency ratio (3) 63.3% N on - In t e(re4st. I2nc%om)e (2.0%)  From 1Q18: 7.1% increase driven by commercial loan interest rate swap fees ($1.1 million), mortgage banking revenues ($1.0 million), seasonal increases in merchant fees ($0.8 million) and gains on sales of Small Business Administration (SBA) loans ($0.8 million).  From 2Q17: 3.6% decrease driven by decreases in commercial loan swap fee income ($1.4 million), overdraft fees ($0.5 million) and mortgage banking income ($1.0 million) largely due to reversal of MSR valuation allowance in 2Q17.  Non-Interest Expenses  From 1Q18: 2.4% decrease driven by decreases in professional fees, occupancy costs and salaries and benefits expense.  From 2Q17: Relatively flat with the most notable increase in data processing and software, offset by a decrease in professional fees.  Income Taxes 9.0% effective tax rate (ETR) in 2Q18 vs. 12.5% in 1Q18 and 16.6% in 2Q17. (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized. (2) ROE is return on average shareholders’ equity determined by dividing net income for the period indicated by average shareholders’ equity, annualized. (3) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 4

NET INTEREST INCOME AND MARGIN Net Interest Income & Net Interest Margin Average Interest-Earning Assets & Yields ($ IN MILLIONS) ($ IN BILLIONS) $20.0 6.00% 3.93% 4.04% $15.0 3.78% 3.80% 3.83% 4.00% $15.8 $15.6 $15.7 $10.0 $15.1 $15.4 2.00% $5.0 ~ $730 million $2.8 $3.1 $3.2 $2.9 $3.0 $- 0.00% 2Q17 3Q17 4Q17 1Q18 ~2 $Q6108 million Securities & Other Loans Earni ng Asset Yield (FT E) Average Liabilities & Rates ($ IN BILLIONS) $20.0 0.91% 1.00% $1.9 $1.4 $1.4 $1.7 $2.0 0.80% $15.0 0.82% 0.77% 0.78% 0.72% 0.60% $10.0 0.40% $15.9 $16.1 $5.0 $15.4 $15.5 $15.1 0.20% 5 $- 0.00% 2Q17 3Q17 4Q17 1Q18 2Q18 Deposits Borrow ings Cost of Intere st-bearing Liabilities

ASSET QUALITY ($ IN MILLIONS) Provision for Credit Losses Non-Performing Loans (NPLs) & NPLs to Loans $160.0 2.00% $40.0 $135.7 $136.5 $134.8 $134.6 $33.1 $123.7 $120.0 1.50% $30.0 $20.0 $80.0 1.00% 0.88% 0.88% 0.85% 0.86% $40.0 0.78% 0.50% $10.0 $6.7 $6.7 $5.1 $4.0 $- $0.0 0.00% 2Q17 3Q17 4Q17 1Q18 2Q18(1) 2Q17 3Q17 4Q17 1Q18 2Q18 NPL NPLs/Loans Net Charge-offs (NCOs) and NCOs to Average Loans Allowance for Credit Losses (Allowance) to NPLs & Loans 150.0% 137% 3.00% $60.0 1.25% 129% 128% 131% 131% 1.01% 1.05% 125.0% $39.9 0.85% 100.0% 2.00% $40.0 0.65% 75.0% 0.45% 0.14% $20.0 0.14% 50.0% 1.00% 0.11% 0.10% 0.25% 1.14% 1.13% 1.12% 1.12% 1.07% 0.05% 25.0% $4.3 $5.3 $5.4 $4.0 $- -0.15% 0.0% 0.00% 2Q17 3Q17 4Q17 1Q18 2Q18(2) 2Q17 3Q17 4Q17 1Q18 2Q18 NCOs NCOs/Average Loans (annualized) Allowance/NPLs Allowance/Loans (1) Includes a $36.8 million provision for credit loss related to one commercial relationship recorded in 2Q18. (2) Includes a $33.9 million charge-off related to one commercial relationship incurred in 2Q18. 6

NON-INTEREST INCOME ($ IN MILLIONS) Non-Interest Income, Excluding Securities Gains Mortgage Banking Income & Spreads $7.0 4.00% $6.1 $6.0 3.50% $5.2 $4.8 3.00% $5.0 $4.4 $4.2 2.50% $4.0 2.00% $3.0 1.50% $2.0 1.62% 1.44% 1.36% 1.30% 1.00% 1.11% $1.0 0.50% $60.0 $- 0.00% 2Q17(2) ~ $373Q01 7 4Q17 1Q18 2Q18 million Gains on Sales Servicing Income Spread on Sales (1) $50.0 ~ $610 million $40.0 Other Non-Interest Income $30.0 $55.0 $50.9 $50.6 $49.1 $50.0 $47.4 $44.8 $43.9 $41.7 $45.9 $42.6 $40.0 $20.0 $30.0 $10.0 $20.0 $10.0 (1) Represents Gains on Sales divided by total new commitments to originate residential mortgage loans for customers. (2) $- Servicing income includes $1.3 million mortgage servicing rights recovery in 2Q17. $- 2Q17 3Q17 4Q17 1Q18 2Q18 2Q17 3Q17 4Q17 1Q18 2Q18 Invt Mgmt & Trust Srvs Deposit Srv Chgs Oth Srv Chgs Other 7

NON-INTEREST EXPENSES ($ IN MILLIONS) Non-Interest Expense & Efficiency Ratio (1) Salaries and Employee Benefits & Staffing $80.0 $75.8 3,700 $74.5 $72.9 $73.5 $74.9 $160.0 80.0% $70.0 3,600 $60.0 3,580 3,550 3,500 $140.0 70.0% $50.0 3,400 $40.0 67.5% 65.3% ~ $730 3,300 $120.0 64.2% 63.3% 60.0% $30.0 64.3% million 3,200 $20.0 3,100 $100.0 50.0% $10.0 ~ $610 $138.5 $136.7 million $- 3,000 $132.7 $132.2 $133.3 2Q17 3Q17 4Q17 1Q18 2Q18 $80.0 40.0% Total Salarie s Employee BeOneftiths er Non-InAtverarge Fsullt-t imEex Eqpuievalne nst Eemsployees $60.0 30.0% $40.0 20.0% $70.0 $65.0 $60.9 $60.0 $58.2 $59.3 $58.4 $20.0 10.0% $50.0 $- 0.0% $40.0 2Q17 3Q17 4Q17 1Q18 2Q18 $30.0 $20.0 $10.0 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non- $- GAAP Reconciliation” at the end of this presentation. 2Q17 3Q17 4Q17 1Q18 2Q18 Occp & Equip Data Processing & Software Outside Srvs Other 8

PROFITABILITY & CAPITAL ROA(1) ROE and ROE (tangible)(2) 1.20% 0.98% 1.01% 1.00% 0.94% 11.52% 11.85% 12.00% 11.06% 0.80% 0.67% 0.70% 0.60% 8.76% 9.02% 8.36% 7.91% 8.23% 0.40% 8.00% 6.03% 6.28% 0.20% 0.00% 4.00% 2Q17 3Q17 4Q17(3) 1Q18 2Q18 Tangible Common Equity Ratio(2) 0.00% Net Income Per Diluted Share 2Q17 3Q17 4Q17(3) 1Q18 2Q18 12.0% $0.30 ROE ROE (ta$n0g.i2bl8e ) $0.28 $0.26 8.7% 8.7% 8.7% 8.8% 8.7% $0.25 $0.20 8.0% $0.19 $0.20 $0.15 4.0% $0.10 $0.05 0.0% $- 2Q17 3Q17 4Q17 1Q18 2Q18 2Q17 3Q17 4Q17(3) 1Q18 2Q18 (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized. (2) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. (3) 4Q17 reflects the impact of the $15.6 million charge to income taxes related to the re-measurement of net deferred tax assets. 9

2018 OUTLOOK Changes from the outlook as of the end of the first quarter of 2018 have been underlined. • Loans & Deposits: Average annual loan and core deposit growth rates in the low to mid single- digits • Asset Quality: Provision will reflect impacts of changes in asset quality measures, risk rating migration, and the results of our allowance allocation methodology, as well as loan growth • Non-Interest Income(1): Flat to low single-digit growth • Non-Interest Expense: Including amortization of tax free investments, low single-digit growth rate • Capital: Focus on utilizing capital to support loan growth and provide appropriate returns to shareholders • Net Interest Margin: For the full year 2018, the outlook for NIM is an increase of 7 to 12 basis points over 2017, including the impact of tax reform on tax equivalent net interest income • Effective Tax Rate: Anticipated to range between 11% to 14% depending on level of tax credits realized (1) Excluding securities gains and the litigation settlement of $5.1 million recognized in the fourth quarter of 2017 10

NON-GAAP RECONCILIATION Note: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non- GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Three Months Ended Jun 30 Sep 30 Dec 31 Mar 31 Jun 30 2017 2017 2017 2018 2018 Efficiency ratio Non-interest expense $ 1 32,695 $ 1 32,157 $ 1 38,452 $ 1 36,661 $ 1 33,345 Less: Amortization of tax credit investments (3,151) (3,503) (3,376) (1,637) (1,637) Non-interest expense (numerator) $ 1 29,544 $ 1 28,654 $ 1 35,076 $ 1 35,024 $ 1 31,708 Net interest income (fully taxable-equivalent) $ 1 47,349 $ 1 52,721 $ 1 55,253 $ 1 54,232 $ 1 59,027 Plus: Total Non-interest income 52,371 51,974 56,956 45,875 49,094 Less: Investment securities gains (1,436) (4,597) (1,932) (19) (4) Net interest income (denominator) $ 1 98,284 $ 2 00,098 $ 2 10,277 $ 2 00,088 $ 2 08,117 Efficiency ratio 65.3% 64.3% 64.2% 67.5% 63.3% Three Months Ended Jun 30 Sep 30 Dec 31 Mar 31 Jun 30 2017 2017 2017 2018 2018 Return on Average Shareholders' Equity (ROE) (Tangible) Net income (numerator) $ 45,467 $ 48,905 $ 34,001 $ 49,480 $ 35,197 Average shareholders' equity $ 2,181,189 $ 2,215,389 $ 2,237,031 $ 2,224,615 $ 2,246,904 Less: Average goodwill and intangible assets (531,556) (531,556) (531,556) (531,556) (531,556) Average tangible shareholders' equity (denominator) $ 1,649,633 $ 1,683,833 $ 1,705,475 $ 1,693,059 $ 1,715,348 Return on average shareholders' equity (tangible), annualized 11.06% 11.52% 7.91% 11.85% 8.23% 11

NON-GAAP RECONCILIATION (CONTINUED) Jun 30 Sep 30 Dec 31 Mar 31 Jun 30 2017 2017 2017 2018 2018 Tangible Common Equity to Tangible Assets (TCE Ratio) (dollars in thousands) Shareholders' equity $ 2,191,770 $ 2,225,786 $ 2 ,229,857 $ 2,235,493 $ 2,245,785 Less: Intangible assets (531,556) (531,556) (531,556) (531,556) (531,556) Tangible shareholders' equity (numerator) $ 1,660,214 $ 1,694,230 $ 1 ,698,301 $ 1,703,937 $ 1,714,229 Total assets $ 1 9,647,435 $ 20,062,860 $ 20,036,905 $ 19,948,941 $ 20,172,539 Less: Intangible assets (531,556) (531,556) (531,556) (531,556) (531,556) Total tangible assets (denominator) $ 1 9,115,879 $ 19,531,304 $ 19,505,349 $ 19,417,385 $ 19,640,983 Tangible Common Equity to Tangible Assets 8.7% 8.7% 8.7% 8.8% 8.7% Three Months Ended Jun 30 SEP 30 Dec 31 Mar 31 Jun 30 2017 2017 2017 2018 2018 Pre-Provision Net Revenue (in thousands) Net interest income $ 1 41,563 $ 146,809 $ 149,413 $ 151,318 $ 156,067 Non-interest income 52,371 5 1,974 56,956 4 5,875 4 9,094 Less: Investment securities gains (1,436) (4,597) (1,932) (19) (4) Total Revenue $ 1 92,498 $ 194,186 $ 204,437 $ 197,174 $ 205,157 Non-interest expense $ 1 32,695 $ 132,157 $ 138,452 $ 136,661 $ 133,345 Less: Amortization of tax credit investments (3,151) (3,503) (3,376) (1,637) (1,637) Total Non-interest expense $ 1 29,544 $ 128,654 $ 135,076 $ 135,024 $ 131,708 Pre-Provision Net Revenue $ 62,954 $ 65,532 $ 6 9,361 $ 62,150 $ 73,449 12

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